CONFIDENTIAL Wag.co TRANSACTION ANNOUNCEMENT January 3, 2023

Wag!

Wag!

2023 Platform Expansion

Entering $50B Pet Food & Treat Category with acquisition[1] of **DogFoodAdvisor.com**

TAM[2]

Pet Food & Treats

- Pet Food
- Pet Treats

$50B

Wellness

- Compare Pet Insurance
- 24/7 Expert Vet Advice
- Wellness Plans
- Furmacy
- Prescription RX

$34B[3]

Services

- Walking
- Drop-In
- Sitting
- Boarding
- Training

$10B

Wag! Premium

- 10% Off All Services
- Exclusive Benefits Center
- 24/7 VIP Support

1. Subject to customary closing conditions. Expected to close first quarter of 2023.
2. Source: American Pet Products Association ("APPA") – Actual Sales within the U.S. Market in 2021.
3. The "Wellness" category equates to the APPA "Vet Care & Product Sales" market category.

2

3 Dog Food Advisor is The Preeminent Online Marketplace for Dog Food Thank you to Founder and CEO Dr. Mike Sagman for 14 Years of Delighting Pet Parents! 700k+ Subscribers 24m+ Visitors in Last 24 Months 5,300+ Reviews The Best Dog Foods Dog Food Reviews A to Z Dog Food Recalls est. 2008

4 Wag! Platform Pet Data is Frequently Updated & Pet Parent Independent Unique Data Creates Potential for Personalized Pet Food Recommendations via Dog Food Advisor 75% Pet Parents Are Not Home for Service Personalized Food & Treat Offers Consistent Insights Breed, Age, Avg. Walk Distance, Photos & More

5 5 This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These statements include those related to the Company’s ability to further develop and advance its pet service offerings and achieve scale; ability to attract personnel; market opportunity, anticipated growth, and future financial performance, including management’s financial outlook for 2023. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: management’s financial outlook for 2023; market adoption of the Company’s pet service offerings and solutions; the ability of the Company to protect its intellectual property; changes in the competitive industries in which the Company operates; changes in laws and regulations affecting the Company’s business; the Company’s ability to implement its business plans, forecasts and other expectations, and identify and realize additional partnerships and opportunities; and the risk of downturns in the market and the technology industry including, but not limited to, as a result of the COVID-19 pandemic. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s amended prospectus supplement filed with the SEC on November 8, 2022 and other documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations. Forward-Looking Statements

6 Thank You!